                                                                   Exhibit 10.23

                          COPYRIGHT SECURITY AGREEMENT
                          ----------------------------

                  This Copyright Security Agreement ("Agreement") is made as of the 27th day of June, 2002, among ADVA INTERNATIONAL, INC., a Delaware corporation ("ADVA") having an address of 454 South Anderson Road, Suite 214, Rock Hill, South Carolina 29730, GLOBAL INFORMATION GROUP USA, INC., a Delaware corporation ("GIG"), having an address of 454 South Anderson Road, Suite 214, Rock Hill, South Carolina 29730 (ADVA and GIG, collectively, "Debtors"), and delivered to BLANK ROME COMISKY & MCCAULEY LLP with an address of One Logan Square, Philadelphia, Pennsylvania 19103 ("Secured Party").

                                   BACKGROUND

         A. Debtors are obligated to Secured Party for the payment of certain legal fees and the reimbursement of certain expenses in an aggregate amount of US$180,605.78 (the "Obligation"). To secure the Obligation, Debtors are granting Secured Party a lien on and security interest in Debtors' registered and unregistered copyrights, as well as any and all derivative works thereof and all other copyrights now owned and/or hereafter acquired or created and under which Secured Party is entitled to foreclose or otherwise deal with such copyrights under the terms and conditions set forth therein.

         B. GIG owns all right, title and interest in and to certain copyrighted works listed on Schedule "A" attached hereto and made part hereof (the "Copyrights").

         C. Secured Party is acquiring a lien on, and security interest in, the Copyrights as security for the Obligation, and desires to have its security interest in such Copyrights confirmed by a document identifying same and in such form that it may be recorded in the United States Copyright Office.

         NOW THEREFORE, with the foregoing Background deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

         1. As security for the Obligation, Debtors hereby grant a lien and security interest to Secured Party in all of its present and future right, title and interest in and to its assets subject to copyright of every kind now or hereafter known or recognized, in any and all media now existing or created in the future, and any and all derivative works thereof and all other copyrightable material now owned and/or hereafter acquired or created (collectively, the "Collateral") including, without limitation:

            a. the right to make adaptations or versions of the Collateral or any part thereof for any purpose whatsoever;

            b. the right to use, reproduce, transmit, exhibit, display, perform and exploit the Collateral and any and all such adaptations and versions thereof, or cause the same to be used, reproduced, transmitted, exhibited, displayed, performed and exploited by any means or devices whatsoever now or hereafter known;

            c. the right to use, reproduce, transmit, exhibit, display, perform and exploit the Collateral in whole or in part, to arrange and change the same, and add to or subtract therefrom;

            d. the right to use the titles of the Collateral in connection with any adaptation or version thereof, or in conjunction with other material not based on the Collateral, and the right to use the Collateral with any different titles;

            e. the right to translate the Collateral and any adaptations and versions thereof into any and all languages for use in any medium;

            f. the right to secure renewals or extensions of the copyright registrations for the Collateral, whether in Secured Party's name or otherwise; and

            g. the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

         2. Debtors hereby covenant and agree to maintain the Collateral in full force and effect until the Obligation is satisfied in full.

         3. Debtors represent, warrant and covenant that:

            a. The Copyrights have not been adjudged invalid or unenforceable;

            b. Each of the Copyrights is valid and enforceable;

            c. GIG is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Copyrights and each of the Copyrights is free and clear of any liens, claims, charges and encumbrances, including, without limitation, pledges, assignments, licenses and covenants by GIG not to sue third persons;

            d. Debtors have the unqualified right, power and authority to enter into this Agreement and perform its terms;

            e. Debtors have complied with, and will continue for the duration of this Agreement to comply with, the requirements set forth in 15
U.S.C.ss.1051-1127 et seq. and any other applicable statutes, rules and regulations in connection with its use of the Copyrights; and

            f. Debtors have used, and will continue to use for the duration of this Agreement, consistent standards of quality in products leased or sold under the Copyrights and/or Collateral and hereby grants to Secured Party (with no obligation of any kind upon Secured Party to do so) the right to visit the locations of Debtors or Debtors' affiliates, including licensees, and to inspect the use of the Copyrights and/or Collateral and quality control records relating thereto at reasonable times during regular business hours to ensure Debtors' compliance with this paragraph 3(f).

         4. Debtors further covenant that:

            a. The Obligation shall be paid in full by December 15, 2002.

            b. Until the Obligation is indefeasibly paid and satisfied in full, Debtors will not enter into any agreement, including without limitation, license agreements or options other than in the ordinary course of business, which are inconsistent with Debtors' obligations under this Agreement.

            c. The Copyrights listed on Schedule "A" constitute all of the Copyrights, now owned by Debtors. If, before the Obligation has been satisfied in full, Debtors shall (i) obtain rights to any new copyrights, or (ii) become entitled to the benefit of any copyright application or any improvement of any Copyright, the provisions of this Agreement shall automatically apply thereto and such copyright application or any improvement of any Copyright, shall be deemed part of the Collateral. Debtors shall give Secured Party prompt written notice thereof along with an amended Schedule "A."

         5. So long as this Agreement is in effect and so long as Debtors have not received notice from Secured Party that: (i) Debtors have failed to pay the Obligation in full prior to December 15, 2002, (ii) Debtors or either of them cease to conduct business, elect to dissolve, dissolve, become insolvent, make a general assignment for the benefit of creditors or file (or consent to the filing by any other party of) any petition in bankruptcy or for relief under the provisions of the bankruptcy laws; or (iii) Debtors otherwise have defaulted in the Obligation hereunder (each such event or any other default hereunder an "Event of Default"), and that Secured Party has not elected to exercise its right hereunder: (x) Debtors shall continue to have the exclusive right to use the Collateral; and (y) Secured Party shall have no right to use the Collateral or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Collateral to anyone else.

         6. Debtors shall not sell, license, grant any option, assign or further encumber their rights and interest in the Collateral, other than licenses of the Collateral pursuant to Debtors' ordinary business practices.

         7. Anything herein contained to the contrary notwithstanding, if an Event of Default exists under this Agreement, Debtors hereby covenant and agree that Secured Party, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in the jurisdiction set forth in paragraph 17 of this Agreement, or pursuant to any other applicable law, may take such action permitted by law, in its exclusive discretion, to foreclose upon the Collateral covered hereby. If an Event of Default exists or is continuing under paragraph 5(ii) hereof, Debtors hereby authorize and empower Secured Party, its successors and assigns, and any officer or agent of Secured Party as Secured Party may select, in its exclusive discretion, as Debtors' true and lawful attorney-in-fact, to endorse Debtors' names or either of them on all applications, assignments, documents, papers and instruments necessary for Secured Party to use the Collateral or to grant or issue any exclusive or non-exclusive license under the Collateral to anyone else, or necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to anyone else including, without limitation, the power to execute a copyright assignment in the form attached hereto as Exhibit
1. Secured Party shall, to the extent possible, endeavor to give Debtors notice of Secured Party's utilization of the power of attorney; provided that, failure to give such notice shall not affect or limit the exercise thereof. Debtors hereby ratify all that such attorney shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or willful misconduct of such attorney. This power of attorney shall be coupled with an interest, irrevocable for the life of this Agreement and until the Obligation is satisfied in full.

         8. This Agreement shall not be modified without the written consent of the party against whom enforcement is being sought.

         9. Upon full and unconditional satisfaction of the Obligation, Secured Party shall, at Debtors' expense, execute and deliver to Debtors all documents reasonably necessary to terminate Secured Party's security interest in the Collateral.

         10. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Secured Party in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, or defending, protecting or enforcing Secured Party's rights hereunder, in each case in accordance with the terms of this Agreement, shall be borne and paid by Debtors on demand by Secured Party and until so paid shall be added to the Obligation.

         11. Debtors shall have the duty to prosecute diligently any copyright application with respect to the Copyrights pending as of the date of this Agreement or thereafter, until the Obligation shall have been indefeasibly paid and satisfied in full to preserve and maintain all rights in the Collateral, and upon request of Secured Party, Debtors shall make federal application on registrable but unregistered copyrights belonging to Debtors or either of them. Any reasonable expenses incurred in connection with such applications shall be borne by Debtors. Debtors shall not abandon any Collateral without the prior written consent of Secured Party.

         12. Debtors shall have the right to bring suit in their own names to enforce the Collateral, in which event Secured Party, may, if Debtors reasonably deem it necessary, be joined as a nominal party to such suit if Secured Party shall have been satisfied, in its sole discretion, that it is not thereby incurring any risk of liability because of such joinder. Debtors shall promptly, upon demand, reimburse and indemnify Secured Party for all damages, reasonable costs and expenses, including attorneys' fees, incurred by Secured Party in the fulfillment of the provisions of this paragraph.

         13. Secured Party is hereby authorized by Debtors to file any financing statements covering the Collateral or an amendment to a financing statement that adds collateral covered thereby or an amendment to a financing statement that adds a debtor thereto, in each case whether or not Debtors' signature appears thereon. Debtors hereby authorize Secured Party to file all such financing statements and amendments to financing statements describing the Collateral in any filing office as Secured Party, in its reasonable discretion, may determine. In addition to the foregoing, Debtors shall perform all further acts that may be lawfully and reasonably required by Secured Party to secure Secured Party and effectuate the intentions and objects of this Agreement, including, but not limited to, the execution and delivery of continuation statements, amendments to financing statements, security agreements, contracts and any other documents required hereunder.

         14. No course of dealing between Debtors and Secured Party nor any failure to exercise, nor any delay in exercising, on the part of Secured Party any right, power or privilege hereunder, shall operate as a waiver thereof, and all of Secured Party's rights and remedies with respect to the Collateral, whether established hereby or by any other future agreements between Debtors and Secured Party or by law, shall be cumulative and may be exercised singularly or concurrently.

         15. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

         16. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

         17. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to its otherwise applicable principles of conflicts of laws.

         18. Each of ADVA, GIG and Secured Party waives any and all rights it may have to a jury trial in connection with any litigation, proceeding or counterclaim arising with respect to rights and obligations of the parties hereto or with respect to any claims arising out of any discussions, negotiations or communications involving or related to any proposed renewal, extension, amendment, modification, restructure, forbearance, workout, or enforcement of the Obligations.

         IN WITNESS WHEREOF, the parties hereto have executed this Copyright Security Agreement, under seal, the day and year first above written.

Debtor:                                      Debtor:
ADVA INTERNATIONAL INC.                      GLOBAL INFORMATION GROUP USA, INC.


By:/s/Ernst R. Verdonck                       By:/s/George L. Down
   ---------------------------                   ------------------------------
Name:  Ernst R. Verdonck                      Name:   George L. Down
Title:  Chief Executive Officer               Title:  President

                  SCHEDULE "A" TO COPYRIGHT SECURITY AGREEMENT
                  --------------------------------------------



         COPYRIGHTS                         REGISTRATION NO. DATE FILED
         ----------                         ---------------------------

1.       Computer software titled           Unregistered
         "GIG3DGO",
         as well as any and all derivative
         works thereof

2.       Computer software titled           Unregistered
         "GIGVIZ",
         as well as any and all derivative
         works thereof

                      SCHEDULE "A" TO COPYRIGHT ASSIGNMENT
                      ------------------------------------



         COPYRIGHTS                         REGISTRATION NO. DATE FILED
         ----------                         ---------------------------

1.       Computer software titled           Unregistered
         "GIG3DGO",
         as well as any and all derivative
         works thereof


2.       Computer software titled           Unregistered
         "GIGVIZ",
         as well as any and all derivative
         works thereof

                  SCHEDULE "A" TO TRADEMARK SECURITY AGREEMENT
                  --------------------------------------------


                            APPLICATION OR
  TRADEMARK                REGISTRATION NO.        COUNTRY    REGISTRATION DATE
  ---------                ----------------        -------    -----------------

1.  GIG3DGO                Reg. no. 2098573          U.S.A.       9/23/1997

2.  ELECTROGIG             Reg. no. 1632179          U.S.A.       1/22/1991
     and Design

3.  ELECTROGIG             Reg. no. 1647221          U.S.A.       6/11/1991

4.  GIG                    Reg. no. 1625670          U.S.A.       12/4/1990

                    Exhibit 1 to Trademark Security Agreement
                    -----------------------------------------


                              TRADEMARK ASSIGNMENT



         WHEREAS, GLOBAL INFORMATION GROUP USA, INC., a Delaware Corporation ("Grantor"), is the registered owner of the United States trademarks, tradenames and registrations listed on Schedule "A" attached hereto and made a part hereof (the "Trademarks"), which are registered in the United States Patent and Trademark Office; and


         WHEREAS, ___________________("Grantee") having a place of business at ___________________________________, is desirous of acquiring the Trademarks;


         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, Grantor, its successors and assigns, does hereby transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Trademarks and all proceeds thereof and all goodwill associated therewith.


         IN WITNESS WHEREOF, the undersigned has caused this Trademark Assignment to be executed as of the ____ day of _________, 200_.


                                         GLOBAL INFORMATION GROUP USA, INC.



Witness:  _____________________          By:___________________________________
                                                     As Attorney-in-fact

                      SCHEDULE "A" TO TRADEMARK ASSIGNMENT
                      ------------------------------------




                            APPLICATION/                           REGISTRATION
TRADEMARKS                 REGISTRATION NO.          COUNTRY           DATE
----------                 ----------------          -------       ------------


1.  GIG3DGO                Reg. no. 2098573          U.S.A.          9/23/1997

2.  ELECTROGIG             Reg. no. 1632179          U.S.A.          1/22/1991
     and Design

3.  ELECTROGIG             Reg. no. 1647221          U.S.A.          6/11/1991

4.  GIG                    Reg. no. 1625670          U.S.A.          12/4/1990